UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware	001-13646		13-3250533

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East,	Elkhart,	Indiana	46514

(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(574)	535-1125

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LCII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01, "Regulation FD Disclosure." Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Slides for Investor Presentation as contained in Exhibit 99.1 and hereby incorporated by reference.

Item 9.01    Financial Statements and Exhibits

Exhibits

99.1    Slides for Investor Presentation

104    Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Brian M. Hall Brian M. Hall Chief Financial Officer

Dated:	August 17, 2021